EXHIBIT 21



The following corporations are subsidiaries of Hagler Bailly, Inc.:

Name                                               Jurisdiction of Incorporation

Hagler Bailly Services, Inc.                                            Delaware
(a subsidiary of Hagler Bailly, Inc.)

PHB Hagler Bailly, Inc.                                                 Delaware
(a subsidiary of Hagler Bailly, Inc.)

Hagler Bailly Texas, Inc.                                                  Texas
(a subsidiary of Hagler Bailly Consulting, Inc.)

Putnam, Hayes & Bartlett - Asia Pacific Pty Ltd Australia (a subsidiary of PHB Hagler Bailly, Inc.)

Putnam, Hayes & Bartlett - Asia Pacific Ltd New Zealand (a subsidiary of PHB Hagler Bailly, Inc.)

PHB Hagler Bailly Ltd.                                            United Kingdom

CORE Management Systems Ltd New Zealand (a subsidiary of Putnam, Hayes & Bartlett - Asia Pacific Ltd.)

Apogee Research, Inc.                                                   Maryland
(a subsidiary of Hagler Bailly, Inc.)

Apogee Capital LLC                                                      Maryland
(a subsidiary of Apogee Research, Inc.)

Hagler Bailly Canada Ltd                                                  Canada
(a subsidiary of Apogee Research, Inc.)

Hagler Bailly S.A.                                                     Argentina
(a subsidiary of Hagler Bailly Services, Inc.)

Hagler Bailly Indonesia, Inc.                                           Delaware
(a subsidiary of Hagler Bailly Services, Inc.)

PT Hagler Bailly Indonesia                                             Indonesia
(a subsidiary of Hagler Bailly Indonesia, Inc.)

Hagler Bailly Armenia                                                    Armenia
(a subsidiary of Hagler Bailly Services, Inc.)
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Hagler Bailly Services (India) Private Ltd.                                India
(a subsidiary of Hagler Bailly Services, Inc.)
                                      India
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Hagler Bailly Consulting, S.A.                                           France
(a subsidiary of Hagler Bailly Consulting, Inc.)
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Hagler Bailly Consulting Ltd.                                           Ireland
(a subsidiary of Hagler Bailly Services, Inc.)
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Hagler Bailly Pakistan (Private) Ltd.                                   Pakistan
(Hagler Bailly Services, Inc. has a minority interest)
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Hagler Bailly International S.A.                                        Belgium
(a subsidiary of Hagler Bailly Services, Inc.)
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Private Label Utility Services, Inc.                                  Delaware
(a subsidiary of HB Capital, Inc.)